CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT 55

TO

SPECIAL BUSINESS PROVISIONS (SBP) MS-65530-0016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

This Amendment 55 (Amendment) to Special Business Provisions MS-65530-0016 is entered into as of the date of the last signature below, between The Boeing Company, a Delaware corporation (Boeing), and Spirit AeroSystems, Inc., a Delaware corporation with its principal office in Wichita, Kansas (Seller). Hereinafter, Boeing and Seller may be referred to jointly as the Parties.

RECITALS

A.The Parties entered into Special Business Provisions MS-65530-0016, dated June 16, 2005, (SBP) and the General Terms Agreement BCA-65530-0016, dated June 17, 2005, (GTA) (collectively, the Agreement).

B.The most recent amendment to the SBP is Amendment 54, entered into on July 1, 2024.

C.The Parties entered into a Memorandum of Agreement dated October 12, 2023 (MOA).

D.All capitalized terms used but not defined in this Amendment have the same meaning as in the Agreement.

E.The Parties wish to amend the SBP as set forth herein.

NOW THEREFORE, the Parties agree as follows:

Amendment 55 to SBP-MS-65530-0016	BOEING PROPRIETARY	Page 1

1.Agreement.
1.1.The list of “AMENDMENTS” within the SBP is hereby deleted and replaced in its entirety as follows:

“AMENDMENTS

Amendment Number	Description	Effective Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update Attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick R. Stone
2	Incorporate CCNs as listed in Amendment 2 Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0. Updates to Attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick J. Edwards
3	Incorporate CCNs as listed in Amendment 3, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick J. Edwards
4	Incorporate CCNs as listed in Amendment 4, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S. Hu W. Wallace
5	Incorporate CCNs as listed in Amendment 5, Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16 and 20.	6/22/2009	S. Hu R. Stone
6	Incorporate CCNs as listed in Amendment 6, Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14 and 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu M. Milan
7
Incorporate CCNs as listed in Amendment 7, Attachment A,
includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14 and 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/28/2011	S. Hu M. Milan
8	Incorporate CCNs as listed in Amendment 8, Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15 and 16.	8/16/2013	C. Howell M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel M. Milan
10	Incorporate Attachment 26-737 Derailment.	9/2/2014	B. Folden R. Ast
11	Incorporate Attachment 27 -737-MAX Non-Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1, Attachment 4, Section B.1, Attachments 9 and 15	3/10/2015	C. Howell R. Ast
12	Delete and replace Attachment 25, Section 3.0.	4/9/2015	K. Drawsky R. Ast
13	Incorporate CCNs as listed in Amendment 13, Attachment A. Updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor K. Leyba
14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock R. Grant
15	NULL	NULL	NULL
16	NULL	NULL	NULL
17	Incorporate Attachment 29, 777X Non-Recurring Agreement.	12/23/2015	A. Lucker E. Bauer
18	NULL	NULL	NULL
19	NULL	NULL	NULL
20	737 MAX Inner Wall.	12/17/2015	S. Garcia-Deleone J.Reed

Amendment 55 to SBP-MS-65530-0016	BOEING PROPRIETARY	Page 2

Amendment Number	Description	Effective Date	Approval
21	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	5/9/2016	D. Blaylock R. Grant
22	737 MAX Composite Inner Wall Line Movement.	11/2/2016	D. Blaylock E. Bossler
23	737 MAX 9 INITIAL and CIW Line 19 Tooling Incentive Agreement.	12/16/2016	D. Blaylock E. Bossler
24	Incorporate CCNs as listed in Amendment 23, Attachment A. Updates to Attachments 1, 2, 7, 9, and 14.	12/20/2016	L. Taylor K. Leyba
25	Revisions to Attachment 27, 737 MAX Non-Recurring.	3/16/2017	D. Blaylock E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	3/23/2017	D. Blaylock E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, Updates to Attachment 1 and 9.	3/31/2017	B. Edwards K. Clark
28	Revisions to Attachment 29, 777X NRE Agreement.	6/22/2017	K. O'Connell C. Green
29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	7/20/2017	D. Blaylock E. Bossler
30
Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29. Delete and Reserve SBP Attachments 1C, 20, and 28. Incorporate SBP Attachment 1D and 31.
		9/22/2017	B. Edwards W. Wilson
31	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement.	10/18/2017	D. Blaylock E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/15/2017	D. Blaylock E. Bossler
33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/30/2017	D. Blaylock E. Bossler
34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling.	2/23/2018	D. Blaylock E. Bossler
35	Revisions to Attachment 27, 737-9 Rate Tooling NTE.	4/18/2018	D. Blaylock E. Bossler
36	Revisions to Attachment 27, 737-10 Wing NRE	6/20/2018	D. Blaylock E. Bossler
37
Incorporation of new Sections: 3.3.4.10 767 One Piece SOW Tooling, 3.3.7 767 One Piece SOW Non-Recurring Pricing, 3.4.2.2 Delivery Point and Schedule for 767 One Piece SOW and 3.8 767 One Piece Statement of Work Special Provisions. Updates to Sections 7.1, Attachment 1 and 9.
		8/17/2018	H. Langowski R. Gran
38	Revision to Attachment 27, 737 MAX BBJ8, BBJ7, and 737-10 SOW.	11/1/2018	T. Willis E. Bossler
39
4.1.1 is altered. A new section 4.7 is added. Attachment 1 (excluding the Exhibits) is deleted and replaced in its entirety. A new Attachment 32 “737 Value Engineering Cost Sharing” is added. Attachment 1 Exhibits B, B.1, B.2, C, C.1, C.2, D, D.1, D.2, E.1, E.2, F, F.1, and F.2 are deleted and replaced in their entirety. A new Attachment 1 Exhibit C.3 is added. Attachment 1B is deleted in its entirety.
		11/2/2018	K. Shipley E. Bossler

Amendment 55 to SBP-MS-65530-0016	BOEING PROPRIETARY	Page 3

Amendment Number	Description	Effective Date	Approval
40
SBP Section 4.7 is deleted and replaced in its entirety.
SBP Section 7.2 is deleted and replaced in its entirety.
A new SBP Section 7.5.3 is added.
SBP Attachment 1 (including Exhibits B, B.1, B,2. D, D.1, D.2, F, F.1, F.2, and G) is deleted and replaced in its entirety.
SBP Attachment 1B is added and marked “Reserved”.
SBP Attachment 15 is deleted and replaced in its entirety.
SBP Attachment 16 (including its Exhibit) is deleted and replaced in its entirety.
SBP Attachment 31 is deleted, replaced in its entirety, and marked “Reserved”.
SBP Attachment 32 (including its Exhibit A) is deleted and replaced in its entirety.
All of the above is accordance with the agreements as set forth in the Collective Resolution 2.0 Memorandum of Agreement (the “CR 2.0 MOA”), dated December 21, 2018
Concurrently with the CR 2.0 MOA, the Parties also executed that certain Settlement and Release Agreement, dated December 21, 2018, pertaining to the release and settlement of warranty and various other claims
		1/30/2019	T. McGuigan E. Bossler
41	Revisions to Attachment 29, 777-9 Rate Tooling.	3/27/2019	R. Velau D. Currie
42	Reserved	TBD	TBD TBD
43	Revisions to Attachment 1 Product Pricing.	5/22/2019	K. Doolin R. Grant
44	Section 12.13.2 is deleted and replaced in its entirety.	7/19/2019	B. Nix E. Bossler
45	Delete and Replace: -Section 3.8.b -Attachment 1, Exhibits D.1 and E.2	10/10/2019	K. Doolin R. Grant
46	Section 24.0 deleted and replaced. Section 24.1 incorporated.	10/3/2019	K. Doolin E. Bossler
47	SPB Attachment 1 Section 7.b) is deleted and replaced in its entirety. SBP Attachment 1 Section 8.c) is deleted and replaced in its entirety.	5/5/2020	A. Klotz L. Hampton
48
SBP Sections 5.2 and 5.2.1 are deleted and replaced in their entirety. Attachment 1, Sections 1.b, 1.c, 2.a.i, 2.b, 3, 2.c, and 7.a.ii, paragraph 1 are deleted and replaced in their entireties.
Table 2 in Attachment 1, Sections 2.a, is deleted and replaced in its entirety.
Attachment 1, Sections 2.a.vi, 2.a.vii, and 2.a.viii are deleted in their entireties.
Attachment 2 is updated to included CCNs 12888, 12504R2, and 12568.
Attachment 16, Sections b and c are deleted and replaced in their entireties.
Attachment 23, Section XVIII.A., is deleted and replaced in its entirety.
Attachment 29, Section 5.2.2 is deleted and replaced in its entirety. Attachment 29, Section 10.1.1 is deleted in its entirety.
Attachment 29, Exhibit A is deleted and replaced in its entirety.
		1/18/2021	L. Doyle E. Bossler
49	SBP Section 12.13.1.1 is deleted and replaced in its entirety. SBP Attachment 16 is deleted and replaced in its entirety.	3/11/2022	J. Palmer L. Hampton
50	Attachment 29, Section 5.3.1 is deleted and replaced in its entirety.	9/16/2022	J. Owings K. Snyder

Amendment 55 to SBP-MS-65530-0016	BOEING PROPRIETARY	Page 4

Amendment Number	Description	Effective Date	Approval
51	Attachment 1, Section 7.b is deleted and replaced in its entirety. Revisions to Attachment 15, 747/767/777 Constraint Matrix.	1/4/2023	J. Owings K. Snyder
MoA signed 10/12/2023	MoA Section 11 amended SBP Attachment 1 to add a new subsection, Section 2(f) pertaining to 737 recurring pricing	10/12/2023	I. Mounir M. Suchinski
52
Added section 2(f)(i) to Attachment 1 pertaining to 737 POA Pricing
Added section 8(d) to Attachment 1 pertaining to Tooling and Capital Expenditures
Attachment 15 737 Rate [****] Constraint Matrix replaced in its entirety
		12/21/2023	D. Armani L. Hampton
53	SBP Attachment 1, Exhibit D.1 is deleted and replaced in its entirety. SBP Attachment 1, Exhibit E.2 is deleted and replaced in its entirety.	03/01/2024	J. Kang D. Currie
54	Attachment 29, Section 5.3.1 is deleted and replaced in its entirety.	07/01/2024	J. Rivas K. Snyder
55	Attachment 1, Section 2(f) is deleted and replaced in its entirety. Attachment 1, Exhibit B.1. is deleted and replaced in its entirety. Attachment 1, Exhibit B.1.1 is added.	09/30/2024	A. Mankaney M. Stovall
“

1.2.SBP Attachment 1, Section 2(f) is hereby deleted and replaced in its entirety by the following text:

“(f) Notwithstanding anything else in this SBP, Boeing and Spirit agree to an incremental $[****] 737 recurring Shipset price reduction relative to the pricing set forth in this SBP at the time the SBP is updated pursuant to the immediately following paragraph, effective with Spirit’s first unit delivery in 2026 through the last unit delivery of June 2033. For line numbers scheduled to deliver from January 1, 2026, through December 31, 2028, the Shipset price reduction will be calculated to achieve a total reduction of $[****] per calendar year and $[****] in aggregate for the three-year period. Boeing and Spirit will perform a reconciliation in the first quarter of 2027, 2028, and 2029, and any variations in actual reductions received by Boeing versus the aforementioned per year amount will be trued up in the form of a one-time payment in the first quarter of 2027, 2028, and 2029, respectively. Similarly, for line numbers scheduled to deliver from January 1, 2029, through June 30, 2033, the Shipset price reduction will be calculated to achieve a total reduction of $[****] per calendar year, and $[****] in aggregate for the five-year period. Boeing and Spirit will perform a reconciliation in the first quarter of 2030, 2031, 2032, 2033 and in the third quarter of 2033, and any variations in actual reductions received by Boeing versus the aforementioned per year amount will be trued up in the form of a one-time payment in the first quarter of 2030, 2031, 2032, 2033 and in the third quarter of 2033, respectively.

Without in any way altering or delaying Boeing’s absolute right to receive the $[****] Shipset price reduction and Spirit’s absolute obligation to provide the $[****] Shipset price reduction, the Parties have agreed on the allocation of the per Shipset price reductions for each associated End Item Assembly and have updated SBP Attachment 1 Exhibit B.1 and B.1.1 to reflect the agreed Shipset price reductions.

Amendment 55 to SBP-MS-65530-0016	BOEING PROPRIETARY	Page 5

i)Shipset price reductions set forth in Attachment 1 Section 2.f) above will not be applied to or have any impact on POA pricing.”

1.3.SBP Attachment 1 Exhibit B.1 is hereby deleted and replaced in its entirety as set forth in Exhibit 1 hereto. SBP Attachment 1 Exhibit B.1.1 is hereby added in its entirety as set forth in Exhibit 2 hereto.

2.Miscellaneous.

2.1.All other provisions of the SBP remain unchanged and in full force and effect.

2.2.This Amendment cancels and supersedes all previous agreements between the Parties relating to the content of this Amendment, whether written or oral.

3.Governing Law. This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

4.Confidentiality. The terms of this Amendment, together with the information exchanged by the Parties during negotiation hereof, are subject to the confidentiality terms of the Agreement.

EXECUTED as of the last date set forth below by the duly authorized representatives of the Parties.

THE BOEING COMPANY	SPIRIT AEROSYSTEMS, INC.

/s/ Aakash Mankaney	/s/ Megan Stovall
Signature	Signature

Aakash Mankaney	Megan Stovall
Printed name	Printed name

Contracts Procurement Agent	Contracts Specialist, 737
Title	Title

10/1/2024	10/1/2024
Date	Date

Amendment 55 to SBP-MS-65530-0016	BOEING PROPRIETARY	Page 6

SBP Amendment 55 Exhibit 1

Attachment 1 Exhibit B.1

737 NG / MAX and P-8 Detailed Part List Pricing
Excludes Loose Ship Parts and VSA Wing Kits

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2026	2027	2028	2029	2030	2031	2032	2033
737 Price Reduction by Year	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Deliveries (MAX)	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Yearly Unit Price Reduction	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Non-Discounted Price*	2026	2027	2028	2029	2030	2031	2032	2033
SCP-315A6295-901	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Delta Price Reduction	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Adjusted Price	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
SCP-315A6295-902	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Delta Price Reduction	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Adjusted Price	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
SCP-315A6295-903	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Delta Price Reduction	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Adjusted Price	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
SCP-315A6295-904	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Delta Price Reduction	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Adjusted Price	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Total (4 TR Halves)	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Delta Price Reduction	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Adjusted Price	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Col B [****]% Discount*	2026	2027	2028	2029	2030	2031	2032	2033
SCP-315A6295-901	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Delta Price Reduction	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Adjusted Price	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
SCP-315A6295-902	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Delta Price Reduction	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Adjusted Price	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
SCP-315A6295-903	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Delta Price Reduction	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Adjusted Price	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
SCP-315A6295-904	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Delta Price Reduction	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Adjusted Price	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Total (4 TR Halves)	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Delta Price Reduction	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Adjusted Price	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

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*Refer to tables in Attachment 1 Section 2a) to determine which discount structure applies.

Amendment 55 to SBP-MS-65530-0016	BOEING PROPRIETARY	Page 15